Exhibit 10.5

Execution Version

CONSENT AND AMENDMENT AGREEMENT

This Consent and Amendment Agreement under the Contribution Deferral Agreement (the “Consent”) dated as of September 22, 2009 (the “Consent Date”), by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto; (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Funds and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as amended, modified or supplemented from time to time, the “Agreement”), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, and August 13, 2009, by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Fund each desire to enter into this Consent, among other things, to consent to (i) the addition of contributions due to certain of the Funds under the CBA on or about July 15, 2009 (any such payment due any Fund being the “July Payment” and all such payments due to all Funds being the “July Payments”), (ii) the addition of contributions due to certain of the Funds under the CBA, as applicable, for hours worked or otherwise compensated in July 2009 (the “Stub Payment” and all such payments due to all Funds being the “Stub Payments”), in each case as Other Deferred Pension Payments, and (iii) to clarify that the hours reported to the Funds by the Primary Obligors for purposes of calculating the amount of Deferred Pension Payments included not only hours worked, but those that were otherwise compensated, such as accrued and paid vacation time in the relevant periods.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Consents.

1.1. In accordance with the definition of “Other Deferred Pension Payments” contained in the Agreement, the undersigned Fund, constituting Majority Funds, hereby consents to any Fund’s election to include its July Payment and/or its Stub Payment each as an Other Deferred Pension Payment for purposes of the Agreement and each other Fund Document. The Parties agree that any Funds so electing to include its July Payment and/or its Stub Payment each as an Other Deferred Pension Payment shall do so by way of execution of a Joinder substantially in the form attached to the Agreement as Exhibit A (whether or not such Fund has previously executed a Joinder with respect to any other Deferred Pension Payments).

1.2. The undersigned Fund, constituting Majority Funds, in accordance with Section 7.01(b), hereby consents to the Primary Obligors’ making of payments owed to Funds in respect of workers compensation claims brought in respect of hours worked in connection with the CBA and the Funds’ respective participation agreements during months in which a payment deferral was given, in an amount not to exceed $500,000 in the aggregate.

1.3. The foregoing consents and acknowledgement shall be limited precisely to its terms and shall not apply to any other aspect or provision of the Agreement or the other Fund Documents than those specified above and shall not affect any right or remedy of the Agent or the Funds under the Agreement or any of the other Fund Documents.

1.4. Pursuant to Section 11.04 of the Agreement, the undersigned Fund, constituting the Majority Funds, hereby authorizes and directs the Agent to execute, enter into and perform this Consent.

ARTICLE II

2.	Amendment.

2.1. The definition of “April Pension Payment” of the Agreement is hereby restated in its entirety as follows:

“ ‘April Pension Payment’ means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(a) (as amended or supplemented from time to time pursuant to a Joinder Agreement) on April 15, 2009, pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligor and the applicable Fund with respect to hours worked by collectively bargained employees of the Obligors during

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March 2009 or for which such employees were otherwise compensated for such period (except for contributions required in respect of such period for workers’ compensation claims made to the Funds in accordance with Section 1.2 of the Consent and Amendment Agreement among the Primary Obligors and Majority Funds dated as of September 22, 2009).”

2.2. The definition of “June Pension Payment” of the Agreement is hereby restated in its entirety as follows:

“ ‘June Pension Payment’ means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(c) (as amended or supplemented from time to time pursuant to a Joinder Agreement) on June 15, 2009, pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligor and the applicable Fund with respect to hours worked by collectively bargained employees of the Obligors during May 2009 or for which such employees were otherwise compensated for such period (except for contributions required in respect of such period for workers’ compensation claims made to the Funds in accordance with Section 1.2 of the Consent and Amendment Agreement among the Primary Obligors and Majority Funds dated as of September 22, 2009).”

2.3. The definition of “May Pension Payment” of the Agreement is hereby restated in its entirety as follows:

“ ‘May Pension Payment’ means the payment required of each of the applicable Primary Obligors to the applicable Funds and in the amounts separately identified on Schedule 1.01(d) (as amended or supplemented from time to time pursuant to a Joinder Agreement) on May 15, 2009, pursuant to the CBA and the applicable participation agreement between the applicable Primary Obligor and the applicable Fund with respect to hours worked by collectively bargained employees of the Obligors during April 2009 or for which such employees were otherwise compensated for such period (except for contributions required in respect of such period for workers’ compensation claims made to the Funds in accordance with Section 1.2 of the Consent and Amendment Agreement among the Primary Obligors and Majority Funds dated as of September 22, 2009).”

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ARTICLE III

3.	Conditions Precedent.

3.1. Effective Date. This Consent shall not become effective until the date on which each of the following conditions is satisfied (or waived) (such date, the “Consent Date”):

(a) Each of CS Pension Fund (or its counsel) and the Agent (or its counsel) shall have received from each Primary Obligor and, if applicable, each Guarantor either (i) a counterpart of this Consent, or (ii) written evidence satisfactory to the CS Pension Fund (which may include telecopy transmission of a signed signature page of this Consent) that such party has signed a counterpart of this Consent.

(b) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE IV

4.	Miscellaneous.

4.1. Representation. The Primary Obligors represent that the number of hours worked by employees which were reported by the Primary Obligors in order to calculate the amount of Deferred Pension Payments prior to the date hereof included accrued and paid vacation time in the relevant periods.

4.2. Acknowledgement. The Primary Obligors acknowledge that upon the effectiveness of each Joinder adding a July Payment and/or Stub Payment as Other Deferred Pension Payments, the Obligors shall provide such Second Priority Collateral in accordance with and subject to the limitations of Section 6.01(b) of the Agreement to secure the Obligations (including without limitation the July Payments and Stub Payments).

4.3. Successors and Assigns. This Consent and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

4.4. Counterparts. This Consent may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Consent.

4.5. Descriptive Headings; Interpretation. The headings and captions used in this Consent are for reference purposes only and shall not affect in any way the meaning or interpretation of this Consent.

4.6. Schedules. All schedules referred to herein are hereby incorporated in and made a part of the Agreement as if set forth in full therein.

4.7. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Consent shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

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In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Consent (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

4.8. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Consent. In the event an ambiguity or question of intent or interpretation arises, this Consent shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Consent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President - CFO

USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier
Title: Vice President - Finance

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President - Finance

USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer
Title: Vice President Finance - CFO

Signature Page to Consent re

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Brenda Stasiulis
Title: Vice President - Finance

USF GLEN MOORE, INC., as a Guarantor

By
Name: Phil J. Gaines
Title: Senior Vice President - Finance

Signature Page to Consent re

Contribution Deferral Agreement

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Consent re

Contribution Deferral Agreement

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Consent re

Contribution Deferral Agreement

Execution Version

AMENDMENT 2 TO CONTRIBUTION DEFERRAL AGREEMENT

This Amendment 2 to the Contribution Deferral Agreement (“Amendment 2”) dated as of November 5, 2009 (the “Amendment Date”), by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds each desire to enter into this Amendment 2, among other things, to consent to the deferral of interest and amortization payments and mandatory prepayments under the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendments.

1.1. Definitions. Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Amendment 2 Effective Date” means October 27, 2009.

“Deferred Amount” means the aggregate amount of deferred Monthly Amortization Payments and deferred Monthly Interest Payments from the Amendment 2 Effective Date through and including the Deferred Payment Termination Date. For the avoidance of doubt, the Deferred Amount shall include all Monthly Amortization Payments and Monthly Interest Payments in respect of Deferred Pension Payments whether such Deferred Pension Payments exist as of the Amendment 2 Effective Date or arise thereafter by way of the execution of additional Joinders.

“Deferred Payment Termination Date” means the earliest of the occurrence of (i) December 31, 2010 (unless prior to such date the Supermajority Funds have agreed to continue deferring the Monthly Amortization Payments and Monthly Interest Payments during the 2011 calendar year), (ii) any Deferral Termination Event, (iii) an Event of Default described in clauses (e), (f) or (g) of Article VIII herein, (iv) the occurrence of an Event of Default (other than as described in the foregoing clause (ii)) which continues without being either cured or waived in accordance with the terms hereof within five (5) Business Days after a Financial Officer has actual knowledge of such occurrence, and (v) the amendment, modification, supplementation or alteration of the Senior Credit Facility after the Amendment 2 Effective Date which imposes any mandatory prepayment, commitment reduction, additional interest or fee or any other incremental payment to the Lenders (as defined in the Senior Credit Facility) not required as of the Amendment 2 Effective Date unless the Funds receive a proportionate additional payment in respect of the Deferred Pension Obligations at the time that the Obligors are required to make an additional payment to the lenders under the Senior Credit Facility pursuant to the terms of such amendment, modification, supplementation or alteration; provided, that, for the avoidance of doubt, granting of consent by the lenders under the Senior Credit Facility to permit an asset sale shall not by itself trigger this clause (v).

“Deferral Termination Event” shall have the meaning set forth in the Senior Credit Facility as of the Amendment 2 Effective Date.

“Deferring Fund” means each Fund that delivered a signature page to Amendment 2 designating itself as a “Deferring Fund” on or prior to the Amendment 2 Effective Date.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of any Primary Obligor.

“Monthly Amortization Payment” has the meaning assigned to such term in Section 2.01 of this Agreement.

“Monthly Interest Payment” has the meaning assigned to such term in Section 2.02 of this Agreement.

“Recapitalization Transaction” shall have the meaning set forth in the Senior Credit Facility as of the date hereof (without giving effect to the right of the Supermajority Lenders (as defined in the Senior Credit Agreement) described therein to approve a percentage lower than 95% unless such lower percentage is (i) 90% or greater or (ii) is approved by the Supermajority Funds).

“Supermajority Funds” means, at any time, Funds with outstanding Deferred Pension Payments representing at least 90% of the sum of the total aggregate Deferred Pension Payments.

1.2. Amortization Deferral. Section 2.01 of the Agreement is hereby amended and restated as follows:

“(a) Subject to the terms and conditions set forth herein, the Funds on a several basis and the Primary Obligors, on a joint and several basis, hereby agree that each of the Deferred Pension Payments shall not be made on their applicable Effective Dates, but instead, subject to clause (b) of this Section 2.01, shall be made by the Primary Obligors to the Funds in (i) one payment of $3,571,405 on or before June 30, 2009 and thereafter (ii) thirty-six equal monthly installments payable on the 15th day of each calendar month commencing January 15, 2010 (each, a “Monthly Amortization Payment”).

(b) Each of the Deferring Funds hereby agrees that if the Recapitalization Transaction is consummated on or before December 16, 2009 (or such later date as agreed by the requisite lenders under the Senior Credit Facility so long as the Revolving Commitments (as defined in the Senior Credit Facility) have not been permanently reduced pursuant to Section 2.09(d) of the Senior Credit Facility), subject to Section 2.05 hereof, each Monthly Amortization Payment due to such Deferring Fund from the date such Recapitalization Transaction is consummated through the earlier of (i) December 31, 2010 (or such later date agreed to by the Supermajority Funds), and (ii) the Deferred Payment Termination Date, shall be deferred until December 31, 2011.

(c) To the extent a Monthly Amortization Payment due hereunder to a Deferring Fund is deferred pursuant to Section 2.01(b), such payment shall merely be deferred and shall in no event be (or be deemed to be) forgiven, excused, reduced or waived, and all such deferred Monthly Amortization Payments shall be due and payable in full in cash in accordance with Section 2.05. No Deferring Fund shall be under any obligation under this Agreement to defer the payment of any amortization owing to such Fund other than as expressly set forth in Section 2.01(b), including, for the avoidance of doubt, any amortization payment owed on a date occurring on or after the Deferred Payment Termination Date.”

1.3. Interest Deferral. Section 2.02 of the Agreement is hereby amended and restated in its entirety as follows:

“(a) Interest shall accrue with respect to each Deferred Pension Payment (or, as applicable, the unpaid portion thereof) at the Pension Interest Rate from its Effective Date until the date such Deferred Pension Payment has been paid to the applicable Fund in full. Subject to clause (b) of this Section 2.02, accrued interest on each Deferred Payment shall be payable in arrears on the fifteenth day of each calendar month commencing on July 15, 2009 and upon termination of this Agreement (each, a “Monthly Interest Payment”); provided, that all interest accruing and unpaid from each applicable Effective Date through the date such Fund becomes a party to this Agreement with respect to such Deferred Pension Payment shall be capitalized, compounded and added to the applicable Deferred Pension Payment, in each case as described on Schedules 1.01(a), (c), (d), (f) and (h). Interest payable pursuant to this Section 2.02 shall be computed on the basis of a 365 day or 366 day year, as the case may be.

(b) Each of the Deferring Funds hereby agrees that if the Recapitalization Transaction is consummated on or before December 16, 2009 (or such later date as agreed by the requisite lenders under the Senior Credit Facility so long as the Revolving Commitments (as defined in the Senior Credit Facility) have not been permanently reduced pursuant to Section 2.09(d) of the Senior Credit Facility), subject to Section 2.05 hereof, each Monthly Interest Payment due to such Deferring Fund from the date such Recapitalization Transaction is consummated through the earlier of (i) December 31, 2010 (or such later date agreed to by the Supermajority Funds), and (ii) the Deferred Payment Termination Date, shall be deferred until December 31, 2011.

(c) To the extent a Monthly Interest Payment due hereunder to a Deferring Fund is deferred pursuant to this Section 2.02(b), such payment shall merely be deferred and shall in no event be (or be deemed to be) forgiven, excused, reduced or waived, and all such deferred Monthly Interest Payments shall be due and payable in full in cash in accordance with Section 2.05. No Deferring Fund shall be under any obligation under this Agreement to defer the payment of any interest owing to such Fund other than as expressly set forth in Section 2.02(b), including for the avoidance of doubt, any interest payment owed on a date occurring on or after the Deferred Payment Termination Date.”

1.4. Mandatory Prepayments. Section 2.03(b) of the Agreement is hereby amended and restated in its entirety as follows:

“If the Liquidity of Parent and its subsidiaries minus any amount then due and owing under Section 2.12(l) of the Senior Credit Facility (as in effect on the date hereof) is greater than $250,000,000, the Obligors shall, within 5 Business Days, make a prepayment in respect of the Deferred Payments equal to the Excess Cash Amount; provided, that after giving effect to such payment, Liquidity shall be equal to $250,000,000; provided, further, that notwithstanding anything to the contrary in this Section 2.03(b) in no event shall the Obligors be required to make such prepayment unless and until the Excess Cash Amount is equal to or greater than $1,000,000 at any time, irrespective of accrued and unpaid interest and fees then owed under the Senior Credit Facility.”

1.5. Payment of Deferred Amounts. Section 2.05 of the Agreement is hereby added as follows:

“Payment of Deferred Amounts. Upon the occurrence of the Deferred Payment Termination Date, all Deferred Amounts shall be immediately due and payable in full in cash at the direction of the Majority Funds (or in the case of any Event of Default under clauses (e) or (f) of Article VIII hereof or any Deferral Termination Event occurring by the virtue of an event of default occurring under either clause (h) or clause (i) of Article VII of the Senior Credit Facility, immediately upon the occurrence of such Event of Default or Deferral Termination Event). In any event, all Deferred Amounts, to the extent not previously rendered due and payable pursuant to the terms of the immediately preceding sentence, shall be due and payable (without any action or direction from any Fund) in full in cash on December 31, 2011.”

1.6. Reporting. Section 6.06 of the Agreement is hereby added as follows:

“Additional Reporting. The Obligors shall provide the reports described in Sections 5.01(A)(a) and 5.01(A)(b) of the Senior Credit Facility to the financial advisor retained by the CS Pension Fund substantially contemporaneous with delivery of such reports to the administrative agent under the Senior Credit Facility.”

1.7. Consent to Amendments. Section 11.04(e) is hereby amended and restated in its entirety as follows:

“change any of the provisions of this Section or the definition of “Majority Funds” or any other provision of any Fund Document to reduce the number or percentage of Funds stated therein required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Fund; and”

ARTICLE II

2.	Conditions Precedent.

2.1. Effective Date. This Amendment 2 shall not become effective until the date on which each of the following conditions is satisfied (or waived) (such date, the “Amendment Effective Date”):

(a) The Obligors, each of the Funds (or its counsel) and the Agent (or its counsel) shall have executed a counterpart of this Amendment 2, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 2.

(b) Amendment No. 12 to the Senior Credit Facility, in the form last delivered to the Agent and CS Pension Fund prior to the Effective Date, shall have become effective and shall be in full force and effect.

(c) The Agent shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE III

3.	Miscellaneous.

3.1. Deferring Fund Acknowledgement. Each Fund party hereto which has delivered a signature page hereto designating itself as a “Deferring Fund” acknowledges and agrees that it is willing to become a “Deferring Fund” (as defined in the Agreement, as amended hereby) under the Agreement, as amended, and by its signature confirms that it is a Deferring Fund.

3.2. Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 2.

3.3. Successors and Assigns. This Amendment 2 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.4. Counterparts. This Amendment 2 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 2.

3.5. Descriptive Headings; Interpretation. The headings and captions used in this Amendment 2 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 2.

3.6. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 2 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 2 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.7. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 2. In the event an ambiguity or question of intent or interpretation arises, this Amendment 2 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 2.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President - CFO

USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier
Title: Vice President - Finance

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President - Finance

USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer
Title: Vice President Finance - CFO

Signature Page to Amendment 2 to

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Brenda Stasiulis
Title: Vice President - Finance

USF GLEN MOORE, INC., as a Guarantor

By
Name: Phil J. Gaines
Title: Senior Vice President - Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TEAMSTERS JC 83 PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A., as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund and a Deferring Fund

By
Name:
Title:

Signature Page to Amendment 2 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund and a Deferring Fund

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Contribution Deferral Agreement

WILMINGTON TRUST COMPANY, as Agent

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Contribution Deferral Agreement